UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 6, 2015 (April 1, 2015)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, TX 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 1, 2015, Minerco Resources, Inc. amended its Line of Credit with Post Oak LLC originally dated May 1, 2014.

The summary of the Amendment to the Line of Credit is as follows (the entire Line of Credit is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):
1. Line of Credit. The total of Advances allowed outstanding at any given time shall increase from Two Million Dollars ($2,000,000) to Three Million Dollars ($3,000,000.00).
2. Security. The requirement under this section has been removed.

The foregoing description of the Amendment to Line of Credit is qualified in its entirety by reference to the full text of the Line of Credit, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure

On April 6, 2015, we issued the attached quarterly Minerco bulletin.  A copy of the quarterly Minerco bulletin is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Amendment to Line of Credit with Post Oak LLC dated April 1, 2015				X
99.1	Quarterly Minerco Bulletin dated April 6, 2015				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

4/6/2015	By:	/s/ V. Scott Vanis

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